                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           KEY FLORIDA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                           KEY FLORIDA BANCORP, INC.

April 30, 1997


TO THE SHAREHOLDERS OF
KEY FLORIDA BANCORP, INC.

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Key Florida Bancorp, Inc. which will be held at the El Conquistador Country Club, 4350 El Conquistador Parkway, Bradenton, Florida 34210 on Tuesday, June 3, 1997, beginning at 4:00 P.M.

     At the 1997 Annual Meeting you will be asked to consider and vote upon the election of eight directors to serve until the Annual Meeting of Shareholders in 1998 and the approval of a stock option plan for officers and employees. Shareholders also will consider and vote upon such other or further business as may properly come before the 1997 Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us in the enclosed envelope as soon as possible. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person even if you have previously returned your proxy.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

                                   Sincerely,


                                   /s/ Harvey E. Anderson


                                   Harvey E. Anderson
                                   Chairman of the Board

                           KEY FLORIDA BANCORP, INC.
                         6016 26TH STREET WEST, SUITE 1
                           BRADENTON, FLORIDA  34207
                                 (941) 751-4460

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 1997

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of Key Florida Bancorp, Inc. ("Bancorp") will be held at the El Conquistador Country Club, 4350 El Conquistador Parkway, Bradenton, Florida 34210, on Tuesday, June 3, 1997, at 4:00 P.M. ("1997 Annual Meeting"), for the following purposes:

     1. Elect Directors. To elect eight directors to serve until the Annual Meeting of Shareholders in 1998.

     2. Approval of 1996 Stock Option Plan. To approve a stock option plan for officers and employees.

     3. Other Business. To transact such other or further business as may properly come before the 1997 Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on April 14, 1997, are entitled to notice of and to vote at the 1997 Annual Meeting and any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 1997 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of Bancorp an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 1997 Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Harvey E. Anderson

                                           Harvey E. Anderson
April 30, 1997                             Chairman of the Board


     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO BANCORP IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           KEY FLORIDA BANCORP, INC.
                                 TO BE HELD ON
                                  JUNE 3, 1997

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Key Florida Bancorp, Inc. ("Bancorp") in connection with the solicitation of proxies by the Board of Directors of Bancorp from holders of the outstanding shares of the $.01 par value common stock of Bancorp ("Bancorp Common Stock") for use at the Annual Meeting of Shareholders of Bancorp to be held on Tuesday, June 3, 1997, and at any adjournment or postponement thereof ("1997 Annual Meeting").
Bancorp owns all of the outstanding shares of Liberty National Bank ("LNB"). The 1997 Annual Meeting is being held to (i) elect eight directors to serve until the Annual Meeting of Shareholders in 1997, (ii) approve a stock option plan for officers and employees, and (iii) transact such other or further business as may properly come before the 1997 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of Bancorp knows of no other business that will be presented for consideration at the 1997 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 30, 1997, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of Bancorp on April 30, 1997.

     The principal executive offices of Bancorp are located at 6016 26th Street West, Suite 1, Bradenton, Florida 34207. The telephone number of Bancorp at such offices is (941) 751-4460.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of Bancorp has fixed the close of business on April 14, 1997, as the record date for the determination of Bancorp shareholders entitled to notice of and to vote at the 1997 Annual Meeting. Accordingly, only holders of record of shares of Bancorp Common Stock at the close of business on such date will be entitled to vote at the 1997 Annual Meeting. At the close of business on such date, there were 2,758,129 shares of Bancorp Common Stock outstanding and entitled to vote held by approximately 665 shareholders of record. Holders of Bancorp Common Stock are entitled to one vote on each matter considered and voted upon at the 1997 Annual Meeting for each share of Bancorp Common Stock held of record at the close of business on April 14, 1997. The affirmative vote of the holders of a majority of shares of Bancorp Common Stock represented and entitled to vote at the 1997 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

     Shares of Bancorp Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 1997 Annual Meeting and not revoked, will be voted at the 1997 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF BANCORP COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF BANCORP OF THE EIGHT NOMINEES LISTED BELOW, FOR APPROVAL OF THE STOCK OPTION PLAN, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE 1997 ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 1997 Annual Meeting by either (i) giving written notice of revocation to the Secretary of Bancorp, (ii) properly submitting to the Secretary of Bancorp a duly executed proxy bearing a later date, or (iii) appearing and voting in person at the 1997 Annual Meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Key Florida Bancorp, Inc., 6016 26th Street West, Suite 1, Bradenton, 34207, Attention: Stephen R. Jonsson, President and Chief Executive Officer.

     A copy of the 1996 Annual Report to Shareholders, including financial statements for the year ended December 31, 1996, accompanies this Proxy Statement.

                             ELECTION OF DIRECTORS

GENERAL

     The 1997 Annual Meeting is being held to elect eight directors of Bancorp to serve until the Annual Meeting of Shareholders in 1998. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the eight nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such replacements as they may select.

DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE EIGHT NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee for re-election as a director of Bancorp; a description of his position and offices with Bancorp other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including his age and the number of shares of Bancorp Common Stock beneficially owned by him on April 14, 1997. The nominees were recommended by the Nominating Committee of Bancorp and approved by the Bancorp Board of Directors. For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."

                             NOMINEES FOR DIRECTOR



                                  DIRECTOR OR OFFICER                                                    AMOUNT/NATURE OF
                                    OF BANCORP OR        PRINCIPAL OCCUPATION AND BUSINESS                  BENEFICIAL
 NAME AND AGE                        LNB SINCE            EXPERIENCE DURING PAST FIVE YEARS                OWNERSHIP  (1)
 --------------------             -------------------    ----------------------------------              -----------------
 Harvey E. Anderson, 69                  1989           Chairman of the Board of Bancorp and Vice             295,155 (2)
                                                        Chairman of the Board of LNB; former owner               10.7%
                                                        and operator of the Coca-Cola Bottling Corp.,
                                                        Rochester, NY

 Roger P. Conley, 50                     1988           Vice Chairman of the Board of Bancorp and             104,135 (3)
                                                        Chairman of the Board of LNB; Attorney with               3.7%
                                                        Conley and Cleary, Bradenton, Florida.

 Daniel S. Hager, 39                     1992           President and Chief Executive Officer of LNB            2,078
                                                        (August 1996 to present) and of KFB (1992 to                *%
                                                        August 1996).  Prior to 1992, served as Vice
                                                        President and District Manager for
                                                        NationsBank of Florida in Manatee County.

 Stephen R. Jonsson, 46                  1989           President and Chief Executive Officer of               82,673 (4)
                                                        Bancorp (August 1996 to present) and of LNB               2.9%
                                                        (1989 to August 1996)

 Bryant A. Meeks, 72                     1988           Owner and President of Bryant Meeks, Inc.,             13,354 (5)
                                                        Realtor, Consultant in Sarasota, Florida.                   *%

 Leonard J. Najjar, 50                   1989           Partner and Executive Vice President of                74,812 (6)
                                                        Zoller, Najjar & Schroyer, Bradenton,                     2.7%
                                                        Florida.

 Dr. James T. Rogers, 56                 1989           Senior Partner Bradenton Orthopaedics.                 65,938 (7)
                                                                                                                  2.4%

 H. R. Williams, 62                      1991           President, Chief Executive Officer and                 52,894 (8)
                                                        Chairman of the Board of BesTechnologies,                 1.9%
                                                        Inc.; Executive Vice President of Hi-Stat
                                                        Manufacturing, Sarasota, Florida.


_________________________

*    Less than 1%

(1) Information relating to beneficial ownership is based upon information available to Bancorp and uses "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, more than one person may be deemed to be the beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors may be named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, the individual possessed sole voting and investment power as to all shares of Bancorp Common Stock set forth opposite his name.

(2) Consists of shares held as trustee (as to which shares he has sole voting and sole investment power).

(3) Includes 32,498 shares held jointly with his spouse, 5,552 shares held by his IRA, 4,780 shares held as trustee (as to which shares he has sole voting and sole investment power), 218 shares held by his spouse, and 159 shares held by his spouse's IRA.

(4) Includes 11,250 shares held jointly with his spouse and 3,293 shares held as custodian. Also includes 60,937 shares which he has the right to acquire pursuant to presently exercisable options.

(5) Consists of shares held jointly as co-trustee (as to which he shares sole voting and sole investment power).

(6) Includes 39,375 shares held jointly with his spouse and 2,154 shares held by his spouse.

(7)  Includes 36,688 shares held jointly with his spouse.

(8) Includes 41,047 shares held by his spouse as trustee (as to which shares he has sole voting and sole investment power), 8,244 shares held in his IRA, 1,104 shares held as trustee (as to which shares he has sole voting and sole investment power), and 1,000 shares held in his spouse's IRA.



INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Bancorp held meetings during the year ended December 31, 1996. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. Bancorp's Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 1996 follows:

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 1996.

     The Audit Committee reviews the annual audit, reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit report. The Audit Committee also directs the activities of the internal audit function. Gary R. Crawford (Chairman), Eloise T. Lisch, James A. Morrish, M.D., and Leonard J. Najjar are the members of this committee. Mr. Crawford, Ms. Lisch, and Dr. Morrish are directors of LNB. The committee held eight meetings during 1996.

     The Compensation Committee reviews the Bancorp's total compensation and benefits program. It also makes recommendations to the Board concerning compensation and other arrangements for executive officers of the Bancorp as well as annual increases in compensation for all employees. The members of this committee are Bryant A. Meeks (Chairman), Harvey E. Anderson, Joseph G. Ganey, Jr., M.D. and H. R. Williams. Dr. Ganey is a director of LNB. The committee held two meetings during 1996.


EXECUTIVE OFFICERS

     The following lists each executive officer of Bancorp, all positions held by him in Bancorp, including the period each such position has been held, a brief account of his business experience during the past five years and certain other information including his age. Each executive officer is appointed annually at the organizational meeting of the Board of Directors, which follows the Bancorp annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.


                                                          PRINCIPAL OCCUPATION
                                                                AND BUSINESS
                                                           EXPERIENCE DURING
NAME AND AGE                                                  PAST FIVE YEARS
------------                               ------------------------------------------------------------------
Stephen R. Jonsson, 46                     President and Chief Executive Officer of Bancorp (August 1996 to present);
                                           President and Chief Executive Officer of LNB (1989 to August 1996).

Daniel S. Hager, 39                        President and Chief Executive Officer of LNB (August 1996 to present), Bancorp
                                           (1992 to August 1996) and Key Florida Bank, FSB ("KFB") (1992 to August 1996).
                                           Prior to joining Bancorp, Mr. Hager served as Vice President and District
                                           Manager for NationsBank of Florida in Manatee County.

Michael L. Hogan,  CPA, 44                 Senior Vice President and Chief Financial Officer (July 1996 to present);
                                           prior thereto, he was an audit manager with Purvis Gray & Company, certified public accountants.

Ronald A. Monteau, 53                      Senior Vice President of LNB and Senior Vice President of Operations for KFB
                                           (1992 to August 1996) and LNB (August 1996 to present).  Prior to joining
                                           Bancorp, Mr. Monteau was Vice President/Branch Manager with NationsBank/NCNB,
                                           Bradenton, Florida.

Larry R. Chulock, 42                       Vice President and Assistant Secretary of Bancorp (July 1996 to present) and
                                           Senior Vice President/Chief Operating Officer of LNB (1995 to present).  Prior thereto, Mr. Chulock was an attorney with Schwartz & Freeman, Chicago, Illinois.

Lynne M. Schooley, 35                      Secretary of Bancorp (July 1996 to present) and Executive Secretary of LNB
                                           (1989 to present)

MANAGEMENT STOCK OWNERSHIP

     As of April 14, 1997, based on available information, all directors and officers of the Bancorp as a group (10 persons) beneficially owned 677,685 shares of Bancorp Common Stock which constituted 24.6% of the number of shares outstanding at that date (and included 60,937 shares which directors and officers had the right to acquire pursuant to presently exercisable options and warrants).


EXECUTIVE COMPENSATION.

     The table below sets forth certain information with respect to compensation paid to Mr. Jonsson (President and Chief Executive Officer of Bancorp) and Mr. Hager (President and Chief Executive Officer of LNB) during the years presented. No other executive officers of Bancorp or LNB received a total salary and bonus in excess of $100,000 in 1996.

                                                         ANNUAL COMPENSATION
                                            ------------------------------------------
     NAME AND                                                             OTHER ANNUAL          ALL OTHER
PRINCIPAL POSITION              YEAR        SALARY($)        BONUS        COMPENSATION        COMPENSATION
------------------              ----        ---------       -------      -------------        ------------
Stephen R. Jonsson              1996       $ 120,950       $ 38,884          $     -          $    3,929
President and  Chief            1995       $ 115,000       $ 11,700          $     -          $    4,200
Executive Officer of            1994       $ 112,930       $     -           $     -          $      600
Bancorp

Daniel S. Hager                 1996       $  92,000       $ 10,000          $     -          $    1,605
President and Chief             1995       $  92,000       $     -           $     -          $    1,791
Executive Officer of            1994       $  81,000       $     -           $     -          $    1,244
LNB


         Directors of Bancorp are paid fees of $300 for each Board meeting (except for the Chairman, who receives $400 for each meeting); $100 for the first committee meeting; and $50 for each additional committee meeting attended during the month.

         Executive Agreements. Bancorp and LNB have entered into separate employment agreements with Stephen R. Jonsson (President and Chief Executive Officer of Bancorp) and Daniel S. Hager (President and Chief Executive
Officer of LNB). The employment agreements provide that they can be terminated by Messrs. Hager and Jonsson upon 30 days prior notice or by Bancorp and LNB for "cause" as defined in the agreement, and continue for a term of three years following a merger, sale or other change of control. Messrs. Jonsson and Hager currently receive annual salaries of $120,000 and $92,000, respectively, and each is eligible for annual bonuses as determined by the Board of Directors. The employment agreements provide for Messrs. Hager and Jonsson to receive an automobile or an allowance in lieu thereof, an insurance policy providing for death benefits of two times his annual salary in the case of Mr. Jonsson and $500,000 in the case of Mr. Hager, disability and insurance benefits maintained by Bancorp or LNB and monthly dues for a club membership. The employment agreements also provide for reimbursement of certain business related expenses. Messrs. Jonsson and Hager have each agreed that for a period of 12 months following the date of termination of his employment he will not, directly or indirectly, enter into, engage in, be employed by, or consult with any individual or entity in the banking business or any related field in Sarasota and Manatee Counties, Florida. During such period, Messrs. Jonsson and Hager each also has agreed that he will not, directly or indirectly, solicit any employees of Bancorp or LNB or any subsidiary or affiliated organization to terminate their employment and/or accept employment with or seek remuneration by any of the clients or customers of Bancorp or LNB or any subsidiary or affiliated organization with whom Bancorp or LNB or any subsidiary or affiliated organization did business during the term of the employment agreement.

         Stock Option Plan. Bancorp maintains two stock option plans. The first plan is an incentive stock option plan for its officers and employees.
As of the date of this Proxy Statement, there were no outstanding options under this stock option plan. The Bancorp Board of Directors has determined that no further options will be issued under this plan. The second stock option plan maintained by Bancorp consists of options that were outstanding and exercisable for LNB common stock at the time of the merger of a subsidiary of Bancorp with and into LNB on July 30, 1996. In the merger, the LNB options became exercisable for an aggregate of 92,111 shares of Bancorp Common Stock at a exercise price of $4.27 per share. Included in these options is an option exercisable for 60,937 shares owned by Stephen R. Jonsson (President and Chief Executive Officer of Bancorp). Unexercised options expire on March 14, 2000. See "Approval of 1996 Stock Option Plan."

         The following sets forth certain information regarding outstanding options held by Mr. Jonsson as of December 31, 1996:

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

                                                                   Number of
                                                                   Securities                Value of
                                                                   Underlying              Unexercised
                                 Shares                           Unexercised              in-the-Money
                                Acquired                          Options/SARs             Options/SARs
                                   on             Value          at FY-End (#)             at FY-End($)
                                 Exercise        Realized         Exercisable/             Exercisable/
            Name                   (#)             ($)           Unexercisable            Unexercisable
            ----                 --------        --------        -------------            -------------
 Stephen R. Jonsson                ---             ---           60,937/60,937          $227,295/$227,295



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     LNB has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors and executive officers and their associates. As of December 31, 1996, the directors and executive officers of LNB and their associates, as a group, were indebted to LNB in the aggregate amount of approximately $2.41 million. All loans included in such transactions were made in the ordinary course of business, on substantially the same terms (including interest rate and collateral) as those prevailing at the time for comparable transactions with other persons, and in the opinion of management of LNB did not involve more than the normal risk of collectibility or present other unfavorable features.


                       APPROVAL OF 1996 STOCK OPTION PLAN

     On December 19, 1996, the Board of Directors of Bancorp approved a stock option plan for the officers and employees of Bancorp and LNB (the "Plan"). The Plan is subject to approval by Bancorp shareholders.

     The purpose of the Plan is to advance the interest of Bancorp and its shareholders by affording to officers and employees of Bancorp and LNB the opportunity for a proprietary interest in the continued growth and financial success of Bancorp through the grant of stock options under the Plan. The Plan also reinforces Bancorp's efforts to retain and attract experienced individuals upon whose judgment, leadership, and efforts the success of Bancorp in large measure depends.

     The affirmative vote of the holders of a majority of shares of Bancorp Common Stock represented and entitled to vote at the 1997 Annual Meeting at which a quorum is present is required for approval of the Plan.


     THE BOARD OF DIRECTORS RECOMMENDS THAT BANCORP SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN.

     The following description of the principal features of the Plan is subject to, and is qualified in its entirety by reference to, the actual provisions of the Plan set forth in Annex A to this Proxy Statement.

     Pursuant to the Plan, 150,000 shares of Bancorp Common Stock are reserved for issuance to Bancorp and LNB officers and employees entitled to participate in the Plan. The Plan is administered by the Compensation Committee of the Board of Directors. The Committee has the authority to determine Bancorp officers and employees eligible to receive options, the number of options to be granted to each, and the terms and provisions of each option granted. The Committee also has the authority to make all determinations and to take all other actions deemed necessary or advisable for the proper administration of Plan.

     The Plan provides that the exercise price of options granted under the Plan must be the fair market value of the Bancorp Common Stock on the date of grant. The option exercise price may be paid in cash, check, and, if at the time of exercise of an option the Bancorp Common Stock is traded on a national securities exchange or on the NASDAQ National Market System, then all or any part of the option exercise price also may be paid by delivery to Bancorp of shares of Bancorp Common Stock previously acquired by the optionee (valued at the closing price as quoted on such exchange or market as of the trading day immediately preceding the date of exercise). If an option holder ceases to be employed by Bancorp or its subsidiaries because of disability, death, or retirement at or after age 55, then the holder (or his estate) may exercise all shares subject to the option in the case of disability or death, and, in the event of retirement at or after age 55, the shares subject to the option to the extent exercisable upon retirement (subject to the Stock Option Committee allowing all shares subject to such option to be exercised, in its sole discretion). Options exercised after termination of employment as a result of disability, death or retirement must be exercised within 90 days after the date of termination of employment. If an option holder's employment with Bancorp or its subsidiaries is terminated for "cause" (as defined in the Plan), then any options granted the holder under the Plan which have not been exercised will be deemed canceled. If the option holder's employment with Bancorp or its subsidiaries is terminated for any reason other than for cause and other than retirement at age 55, or death or disability, then any options granted the holder under the Plan which have not been exercised will be deemed canceled.
In the event the Board of Directors determines, in its business judgment, that an event has occurred which is likely to lead to a purchase or acquisition of a majority of the Bancorp Common Stock by a single purchaser or group of purchasers acting together, or a merger, consolidation, liquidation, recapitalization, or other corporate transaction in which Bancorp is not the surviving corporation, whether or not such change in control or other transaction actually occurs, all options granted under the Plan become exercisable immediately notwithstanding the provisions of the respective option agreements regarding exercisability.

     The Board of Directors may at any time amend or terminate the Plan; however, without the approval of the shareholders of Bancorp, the Board may not amend the Plan to increase the aggregate number of shares for which options may be granted (except as may be necessary to adjust for certain antidilution events) or alter the class of persons eligible to receive options under the Plan. Further, no amendment or termination of the Plan may, without the consent of the optionee, adversely affect the rights of any optionee with respect to an option or the unexercised portion thereof.

     It is intended that the options issued under the Plan will be incentive stock options under the Internal Revenue Code of 1986, as amended. Generally, there is no tax to an optionee at the time of exercise of an incentive stock option. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise are held at least two years from the date of grant and one year from the date of exercise, any gain or loss upon the sale of such shares will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a capital gain will be taxed at a rate which may be less than the maximum rate of tax on ordinary income. If the two-year and one-year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of the disqualifying disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or
(ii) the amount realized on the disqualifying disposition minus the exercise price. The remainder will be treated as long-term or short-term capital gain, depending upon whether the stock has been held for more than one year. If an optionee makes a disqualifying disposition, Bancorp will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

     As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Bancorp Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum tax that may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year,

     Because of the complexity of the federal income tax laws and the application of various state income tax laws, the foregoing discussion of tax consequences is general in nature and relates solely to federal income tax matters. Optionees under the Plan are advised to consult their personal tax advisors before exercising an option or disposing of any stock received pursuant to the exercise of any such option.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders of the Bancorp intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Bancorp at its principal executive offices on or before December 1, 1997, in order to be included in the Bancorp's Proxy Statement and form of proxy relating to the 1998 Annual Meeting of Shareholders.


                      SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 1996, all filing requirements applicable to reporting persons were met.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Bancorp for the current year ending December 31, 1997 until the latter part of 1997. Purvis, Gray & Company has served as independent public accountants for the Bancorp and the Bank since 1996. A representative of Purvis, Gray & Company is expected to be present at the 1997 Annual Meeting and will have the opportunity to make a statement if he or she so desires and respond to appropriate questions.


                               OTHER INFORMATION

PROXY SOLICITATION

     The cost of soliciting proxies for the 1997 Annual Meeting will be paid by Bancorp. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of Bancorp in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of Bancorp Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

     Management of Bancorp does not know of any matters to be brought before the 1997 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 1997 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Bancorp will furnish to such person without charge (other than for exhibits) a copy of the Bancorp's Annual Report on Form 10-K for its fiscal year ended December 31, 1996, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Key Florida Bancorp, Inc., 6016 26th Street West, Suite 1, Bradenton, Florida 34207, Attention: Stephen R. Jonsson, President and Chief Executive Officer.

                                                                         ANNEX A


                          KEY FLORIDA BANCORP, INC.
                           1996 STOCK OPTION PLAN


                                   ARTICLE I

                                  Definitions

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                 (a) "Acceleration Event" means any event which the Board of Directors determines, in its business judgment, is likely to lead to a purchase or acquisition of a majority of the Stock by a single purchaser or group of purchasers acting together, or a merger, consolidation, liquidation, recapitalization, or other corporate transaction in which the Company is not a surviving corporation, whether or not such change in control or other transaction actually occurs.

                 (b) "Board" or "Board of Directors" shall mean the board of directors of the Company.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

                 (d) "Company" shall mean Key Florida Bancorp, Inc., a Florida corporation, and its successors.

                 (e) "Employee" shall mean any individual who is employed with the Company or any of its Subsidiaries as an officer or employee.

                 (f) "Incentive Stock Option" shall have the meaning given to it by Section 422 of the Code.

                 (g) "Nonemployee Director" shall mean a member of the Board who is not an employee.

                 (h) "Nonstatutory Stock Option" shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

                 (i) "Option" shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan.

                 (j) "Option Price" shall mean the purchase price of each share of Stock subject to Option, as defined in Section 5.2 hereof.

                 (k) "Optionee" shall mean an Employee who has received an Option granted by the Company hereunder.

                 (l) "Plan" shall mean this Key Florida Bancorp, Inc. 1996 Stock Option Plan.

                 (m) "Service" shall mean the tenure of an individual as an Employee of the Company or any of its Subsidiaries or any predecessor (including tenure with a corporation or other entity prior to the date that it became a Subsidiary).

                 (n) "Stock" shall mean the common stock of the Company, par value $.01 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

                 (o) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the Plan.

                 (p) "Stock Option Committee" shall mean such Board committee as may be designated by the Board to administer the Plan; provided, however, that such committee shall be comprised solely of not less than two Nonemployee Directors each of whom qualifies as (i) a "disinterested person" (as such term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) and (ii) an "outside director" within the meaning of Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993.

                 (q) "Subsidiary" shall mean any corporation or other entity which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.


                                   ARTICLE II

                                    The Plan

         2.1 Name. This plan shall be known as the "Key Florida Bancorp, Inc. 1996 Stock Option Plan."

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Employees an opportunity to acquire or increase their proprietary interest in the Company by the grant of Options to such Employees under the terms set forth herein. By encouraging such Employees to become owners of Stock of the Company, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company and its Subsidiaries in large measure depends.

         2.3 Effective Date. The Plan shall become effective on December 19, 1996 (which is the same date the Plan was adopted by the Company's Board of Directors), subject to approval by the Company's shareholders within twelve
(12) months thereafter.

         2.4 Participants. Only Employees of the Company and its Subsidiaries shall be eligible to receive Options under the Plan.


                                  ARTICLE III

                              Plan Administration

         3.1 Stock Option Committee. This Plan shall be administered by the Stock Option Committee.

         3.2 Power of the Stock Option Committee. The Stock Option Committee shall have full authority and discretion: (a) to determine, consistent with the provisions of this Plan, which of the Employees will be granted Options to purchase any shares of Stock which may be issued and sold hereunder as provided in Section 4.1 hereof, the times at which Options shall be granted, and the number of shares of Stock covered by each Option; (b) to determine the Option Price (subject to Section 5.2 hereof) and other terms and provisions of each respective Stock Option Agreement, which need not be identical; (c) to determine whether the Options granted pursuant to this Plan shall be Incentive Stock Options or Nonstatutory Stock Options; (d) to construe and interpret the Plan; and (e) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding upon all persons for all purposes. Unless otherwise indicated by the Stock Option Committee, Options granted pursuant to this Plan shall be Incentive Stock Options.

                                   ARTICLE IV

                        Shares of Stock Subject to Plan

         4.1 Limitations. Subject to adjustment pursuant to the provisions of Section 4.3 hereof, the number of shares of Stock which may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed one hundred fifty thousand (150,000) shares. Shares subject to Options which terminate or expire prior to exercise shall be available for future Options.

         4.2 Options Granted Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, then the Stock Option Committee shall have the discretion to grant new Options to Optionees hereunder covering the number of shares to which such terminated Options related.

         4.3 Stock Adjustments; Mergers. Notwithstanding Section 4.1, in the event the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 shall be proportionately and appropriately adjusted by the Board. If the Company continues in existence, the number and kind of shares that are subject to any Option and the Option Price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or a majority of its Stock will be purchased or acquired by a single purchaser or group of purchasers acting together, then the Board may
(i) declare that all Options shall terminate 30 days after the Board gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Board to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or
(iii) some combination of aspects of (i) and (ii). The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

         4.4 Acceleration Event. If the Board of Directors determines that an Acceleration Event has occurred, all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option agreements regarding exercisability.

                                   ARTICLE V

                                    Options

         5.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting of the Stock Option Committee authorizing the same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Stock Option Agreement shall set forth such terms and conditions as may be determined by the Stock Option Committee to be consistent with the Plan and shall indicate whether the Option that it evidences is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

         5.2 Option Price. The Option Price of each share of Stock subject to Option shall not be less than the fair market value of the Stock on the date of grant. If the Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS") at the date of grant, then the fair market value of the Stock on the date of grant shall be equal to the closing price of such Stock as quoted on such exchange or market as of the trading day immediately preceding the effective date of such grant. If the Stock is not traded on a national securities exchange or the NMS at the date of grant, then the fair market value of the Stock on the date of grant shall be determined in good faith by the Board of Directors using any reasonable method, which shall include consideration of market quotations to the extent available.

         5.3 Option Exercise. Options may be exercised in whole or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof. Notwithstanding any other provision in this Plan, no option granted under the Plan may be exercised more than ten (10) years after the date on which it is granted. Options shall be exercised by:
(i) written notice of intent to exercise the Option with respect to a specific number of shares of Stock which is delivered by hand delivery or registered or certified mail, return receipt requested, to the Company at its principal office; and (ii) payment in full to the Company at such office of the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made in cash, certified check, cashier's check, or personal check (and if made by personal check the shares of Stock issued upon exercise of the Option shall be held by the Company until the check has cleared); provided, however, that if at the time of exercise of the Option the Stock is traded on a national securities exchange or on the NMS, all or part of the Option Price may also be paid by delivery to the Company of shares of Stock previously acquired by the Optionee, which shall be valued for such purpose at the closing price of such Stock as quoted on such exchange or market as of the trading day immediately preceding the date of exercise. In addition to and at the time of payment of the Option Price, the Optionee shall, if and to the extent requested by the Company, pay to the Company in cash the full amount of all federal, state, and local withholding or other employment taxes, if any, applicable to the taxable income of the Optionee resulting from such exercise, and any sales, transfer, or similar taxes imposed with respect to the issuance or transfer of shares of Stock in connection with such exercise.

         5.4 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "Qualified Domestic Order"). During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee or the Optionee's legal guardian or personal representative.

         5.5 Effect of Death, Disability, Retirement, or Other Termination of Service.

                 (a) If an Optionee's Service with the Company and its Subsidiaries shall be terminated for "cause," as defined in Section 5.5(b) hereof, then no Options held by such Optionee, which are unexercised in whole or in part, may be exercised on or after the date on which such Optionee is first notified in writing by the Company of such termination for cause.

                 (b) For purposes of this Section 5.5, termination for "cause" shall mean termination for the Optionee's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, violation of any law, rule, or regulation (other than traffic violations or similar offenses) affecting the Company or its Subsidiaries, violation of any agreement or order with any bank regulatory agency, or failure by the Optionee after receipt of written notice from the Company to perform Optionee's stated duties with the Company or its Subsidiaries.

                 (c) If an Optionee's Service with the Company and its Subsidiaries shall be terminated for any reason other than for cause (as defined in Section 5.5(b) hereof) and other than normal or early retirement at or after age fifty-five (55) or the disability (as defined in Section 5.5(f) hereof) or death of the Optionee, then: (i) no Options held by such Optionee which are unexercised in whole or in part may be exercised on or after the effective date of such termination or, if later, ten (10) days after the date that the Optionee, if terminated by the Company and its Subsidiaries, receives written notice of termination; and (ii) the Stock Option Committee may, but shall not be obligated to, allow the Optionee to exercise within such time any or all of the Options, if any, held by the Optionee which would not yet otherwise be exercisable.

                 (d) If an Optionee's Service with the Company and its Subsidiaries shall be terminated by reason of normal or early retirement at or after age fifty-five (55), then the Optionee shall have the right to exercise the Optionee's Options for ninety (90) days after the date of such termination, but only to the extent that such Options were exercisable at the date of such termination; provided, however, that the Stock Option Committee may, but shall not be obligated to, allow such Optionee to exercise within such time any or all of the Options, if any, held by the Optionee which would not yet otherwise be exercisable.

                 (e) If an Optionee's Service with the Company and its Subsidiaries shall be terminated by reason of the death or disability (as defined in Section 5.5(f) hereof) of the Optionee, then the personal representative or administrator of the estate of the Optionee or the person or persons to whom an Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, as the case may be, shall have the right to exercise all of the Optionee's Options for ninety (90) days after the date of such termination, including any Options not yet otherwise exercisable as of the date of such termination.

                 (f) For purposes of this Section 5.5, the terms "disability" and "disabled" shall have the meaning set forth in the principal disability insurance policy or similar program then maintained by the Company on behalf of Employees or, if no such policy or program is then in existence, the meaning then used by the United States Government in determining persons eligible to receive disability payments under the social security system of the United States.

                 (g) No transfer of an Option by the Optionee by will, the laws of descent and distribution, or a Qualified Domestic Order shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will or the Qualified Domestic Order and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

         5.6 Rights as Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares of Stock subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

         5.7 Investment Intent. Upon or prior to the exercise of all or any portion of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company's opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agree, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.


                                   ARTICLE VI

                            Incentive Stock Options

         6.1 Requirements. All Incentive Stock Options granted pursuant to the terms of this Plan shall be subject to the additional limitations and restrictions as set forth in the Code and in this Article VI. Any Option granted pursuant to this Plan which does not fulfill all of the provisions of this Article VI shall not be an Incentive Stock Option and thus shall be a Nonstatutory Stock Option.

         6.2 Grant Period. All Incentive Stock Options granted hereunder must be granted within ten (10) years from December 19, 1996 which represents the earlier of: (a) the date the Plan was adopted by the Board; or (b) the date the Plan is approved by the shareholders of the Company.

         6.3 Eligibility. The Stock Option Committee shall determine which Employees shall receive Incentive Stock Options. No member of the Stock Option Committee shall be eligible to receive Incentive Stock Options. Incentive Stock Options may not be granted to any Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless:
(a) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of its grant; and (b) the Option Price of the shares covered by such Incentive Stock Option is not less than one hundred and ten percent (110%) of the fair market value of such shares on the date that such Incentive Stock Option is granted.

         6.4 Special Rule Regarding Exercisability. If, for any reason, any Option granted hereunder which is intended to be an Incentive Stock Option shall exceed the limitation on exercisability contained in the Code at any time, such Options shall nevertheless be exercisable, but: (a) any exercise of such Option shall be deemed to be an exercise of an Incentive Stock Option first until the portion of such Option qualifying as an Incentive Stock Option shall have been exercised in full; and (b) the portion of such Option in excess of the foregoing limitation on exercisability shall be deemed to be a Nonstatutory Stock Option.

                                  ARTICLE VII

                           Nonstatutory Stock Options

         The Stock Option Committee may grant Nonstatutory Stock Options under this Plan. Such Nonstatutory Stock Options must fulfill all of the requirements of all provisions of this Plan except for those contained in
Article VI hereof. Subject to the approval and acceptance of the Stock Option Committee in its discretion, any Employee who is granted a Nonstatutory Stock Option pursuant to this Plan shall be entitled to elect to surrender all or any part of such Nonstatutory Stock Option to the Company and receive, in exchange, an Incentive Stock Option covering the same number of shares as those with respect to which the Nonstatutory Stock Option was surrendered. Any such election shall be valid and effective only upon its approval and acceptance by the Stock Option Committee, which may impose additional terms as a condition to its approval.


                                  ARTICLE VIII

                               Stock Certificates

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or of any portion thereof, prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

                 (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable;

                 (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and

                 (d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.

                                   ARTICLE IX

                Termination, Amendment, and Modification of Plan

         The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 hereof or alter the class of persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee of such Option adversely affect the rights of the Optionee with respect to an outstanding Option or the unexercised portion thereof.


                                   ARTICLE X

                                 Miscellaneous

         10.1 Continued Employment Not Presumed. This Plan and any document describing this Plan and the grant of any Option hereunder shall not give any Optionee or other employee a right to continued employment by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment of any such person with or without cause.

         10.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or its Subsidiaries, nor shall the Plan preclude the Company or its Subsidiaries from establishing any other forms of incentive or other compensation for directors, officers, or employees of the Company or its Subsidiaries.

         10.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         10.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         10.5 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of Florida.

         10.6 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

         10.7 Severability. If any provision or provisions of this Plan shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                                                       APPENDIX

                                   PROXY CARD

                                REVOCABLE PROXY

                           KEY FLORIDA BANCORP, INC.

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 1997.

     The undersigned hereby appoints PRICE B. BLACKWELL with individual power of substitution, proxies to vote all shares of the Common Stock of Key Florida Bancorp, Inc. ("Bancorp") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the El Conquistador Country Club, 4400 El Conquistador Parkway, Bradenton, Florida 34210 on Tuesday, June 3, 1997, at 4:00 P.M., and at any adjournment or postponement thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE EIGHT DIRECTORS LISTED BELOW AND APPROVAL OF THE STOCK OPTION PLAN. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1.   ELECTION OF DIRECTORS

     FOR                  AGAINST                  ABSTAIN

    [ ]                     [ ]                   [ ]        Harvey E. Anderson

    [ ]                     [ ]                   [ ]        Roger P. Conley

    [ ]                     [ ]                   [ ]        Daniel S. Hager

    [ ]                     [ ]                   [ ]        Stephen R. Jonsson

    [ ]                     [ ]                   [ ]        Bryant A. Meeks

    [ ]                     [ ]                   [ ]        Leonard J. Najjar

    [ ]                     [ ]                   [ ]        Dr. James T. Rogers

    [ ]                     [ ]                   [ ]        H. R. Williams

2.   APPROVAL OF STOCK OPTION PLAN:

     _____  FOR    ______  AGAINST  ________   ABSTAIN

                                          PLEASE MARK, SIGN BELOW, DATE AND
                                          RETURN THIS PROXY PROMPTLY IN THE
                                          ENVELOPE FURNISHED.

                                          PLEASE SIGN EXACTLY AS NAME APPEARS
                                          BELOW.  WHEN SHARES ARE HELD BY JOINT
                                          TENANTS, BOTH SHOULD SIGN.  WHEN
                                          SIGNING AS ATTORNEY, EXECUTOR,
                                          ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                          PLEASE GIVE FULL TITLE AS SUCH.  IF A
                                          CORPORATION, PLEASE SIGN IN FULL
                                          CORPORATE NAME BY PRESIDENT OR OTHER
                                          AUTHORIZED OFFICER.  IF A
                                          PARTNERSHIP, PLEASE SIGN IN
                                          PARTNERSHIP NAME BY AUTHORIZED
                                          PERSON.

                                          SHARES _______________

                                          DATED _______ ___, 1997


                                          ___________________________________
                                          SIGNATURE

                                          ___________________________________
                                          SIGNATURE IF HELD JOINTLY

                                          ___________________________________
                                          PLEASE PRINT OR TYPE YOUR NAME


[ ]  Please mark here if you intend to attend the 1997 Annual
     Meeting of Shareholders.


     PLEASE RETURN YOUR SIGNED PROXY TO:

                          Key Florida Bancorp, Inc.
                          6016 26th Street West, Suite 1
                          Bradenton, Florida 34207
                          Attn: Stephen R. Jonsson, President
                          and Chief Executive Officer